     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 25, 2003


                                                              FILE NO. 33-62240
                                                              FILE NO. 811-7702

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549

                              ---------------------
                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]
                           PRE-EFFECTIVE AMENDMENT NO.                     [ ]
                        POST-EFFECTIVE AMENDMENT NO. 11                    [X]
                                    AND/OR
                       REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                    [X]
                                AMENDMENT NO. 11                           [X]


                              ---------------------

                    VALUE LINE ASSET ALLOCATION FUND, INC.
              (Exact Name of Registrant as Specified in Charter)


                             220 EAST 42ND STREET
                         NEW YORK, NEW YORK 10017-5891
               (Address of Principal Executive Offices)(Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 907-1500

                               DAVID T. HENIGSON
                               VALUE LINE, INC.
                             220 EAST 42ND STREET
                         NEW YORK, NEW YORK 10017-5891
                    (Name and Address of Agent for Service)


                                   COPY TO:
                              PETER D. LOWENSTEIN
                        TWO SOUND VIEW DRIVE, SUITE 100
                              GREENWICH, CT 06830

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX)


       [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)
       [X] ON AUGUST 1, 2003 PURSUANT TO PARAGRAPH (B)
       [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)
       [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485



================================================================================

                                   VALUE LINE
                           ASSET ALLOCATION FUND, INC.

            --------------------------------------------------------
                                   PROSPECTUS
                                 AUGUST 1, 2003
           --------------------------------------------------------


                                [VALUE LINE LOGO]





                                                                   #526704


  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                     FUND SUMMARY

                     What is the Fund's goal? PAGE 2

                     What are the Fund's main investment strategies? PAGE 2

                     What are the main risks of investing in the Fund? PAGE 2

                     How has the Fund performed? PAGE 3

                     What are the Fund's fees and expenses? PAGE 5



HOW WE MANAGE THE FUND

Our principal investment strategies Page 6

The principal risks of investing in the Fund Page 8



                                WHO MANAGES THE FUND

                                Investment Adviser PAGE 10

                                Management fees PAGE 10

                                Portfolio management PAGE 10



          ABOUT YOUR ACCOUNT

          How to buy shares PAGE 11

          How to sell shares PAGE 13

          Special services PAGE 15

          Dividends, distributions and taxes PAGE 15



                                   FINANCIAL HIGHLIGHTS

                                   Financial Highlights PAGE 17

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------


WHAT IS THE FUND'S GOAL?

                  The Fund's investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. Although the Fund will strive to achieve this goal, there is no assurance that it will succeed.


WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

                  To achieve the Fund's goal, we invest in a broad range of common stocks, bonds and money market instruments in accordance with our asset allocation strategy based primarily on data derived from proprietary computer models for the stock and bond markets which the Adviser has developed.

                  In selecting securities for purchase or sale, we rely on the Value Line Timeliness (Trade Mark) Ranking System or the Value Line Performance (Trade Mark) Ranking System. These Ranking Systems compare the Adviser's estimate of the probable market performance of each stock during the next six to twelve months relative to all of the stocks under review and rank stocks on a scale of 1 (highest) to 5 (lowest). The common stocks in which the Fund will usually invest are those U.S. securities ranked 1 or 2 by either Ranking System, but it may also invest in common stocks ranked 3. There are no set limitations of investments in any category or according to the company's size. The Fund's portfolio will be actively traded.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

                  Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of the money you invest. The risks vary depending upon a fund's mix of stocks, bonds and money market securities. Therefore, before you invest in this Fund you should carefully evaluate the risks.

                  The chief risk that you assume when investing in the Fund is market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. You also assume an interest rate risk, the possibility that as interest rates rise the value of some fixed income securities, especially those securities with longer maturities, may decrease.

                  The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. The Fund will be affected by changes in stock prices which tend to fluctuate more than bond prices.


                  The Fund has a high portfolio turnover rate, which may negatively affect the Fund's performance.


                  An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 8.


HOW HAS THE FUND PERFORMED?

                  This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's shares have varied over the life of the Fund, as well as the average annual total returns (before and after taxes) of these shares for one year, five years, and since inception of the Fund. These returns are compared to the performance of the S&P 500 (Registered Trademark) Index and the Lehman Brothers Government/Credit Bond Index, which are broad based market indexes. You should remember that unlike the Fund, these indexes are unmanaged and do not include the costs of buying, selling, and holding the securities. All returns reflect reinvested dividends. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.


                  TOTAL RETURNS (BEFORE TAXES) AS OF 12/31 EACH YEAR (%)

                                   [BARCHART]


  0.00    3.44   36.11   26.60   20.99   25.80   19.88    0.48  -10.11   -12.77
--------------------------------------------------------------------------------
  1993    1994    1995    1996    1997    1998    1999    2000    2001    2002




As of June 30, 2003, the Fund had a year-to-date total return of 8.79%.

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02




                                                                             SINCE INCEPTION
                                                   1 YEAR         5 YEARS       (8/24/93)
================================================================================================
  VALUE LINE ASSET ALLOCATION FUND
------------------------------------------------------------------------------------------------
  Return before taxes                               -12.77%        3.51%        11.26%
------------------------------------------------------------------------------------------------
  Return after taxes on distributions               -12.79%        2.67%         8.91%
------------------------------------------------------------------------------------------------
  Return after taxes on distributions and sale       -7.84%        2.62%         8.37%
  of Fund shares
------------------------------------------------------------------------------------------------
  S&P 500 (Registered Trademark)  INDEX*            -22.10%        0.59%         9.16%
------------------------------------------------------------------------------------------------
  LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX*      11.03%        7.61%         6.96%
------------------------------------------------------------------------------------------------

*   Reflects no deduction for fees or expenses.



                  After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period. "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains.

                  After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns reflect past tax effects and are not predictive of future tax effects.

                  Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

WHAT ARE THE FUND'S FEES AND EXPENSES?

    These tables describe the fees and expenses you pay in connection with an investment in the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

================================================================================
    MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES AS A PERCENTAGE     NONE
    OF OFFERING PRICE
--------------------------------------------------------------------------------
    MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A PERCENTAGE OF ORIGINAL     NONE
    PURCHASE PRICE OR REDEMPTION PRICE, WHICHEVER IS LOWER
--------------------------------------------------------------------------------
    MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED DIVIDENDS          NONE
--------------------------------------------------------------------------------
    REDEMPTION FEE                                                        NONE
--------------------------------------------------------------------------------
    EXCHANGE FEE                                                          NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE
FUND'S ASSETS)


================================================================================
  MANAGEMENT FEES                             .65%
--------------------------------------------------------------------------------
  DISTRIBUTION AND SERVICE (12B-1) FEES*      .25%
--------------------------------------------------------------------------------
  OTHER EXPENSES                              .19%
--------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES       1.09%
--------------------------------------------------------------------------------


* Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

    EXAMPLE

    This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that the Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:


                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
  VALUE LINE ASSET ALLOCATION FUND     $111       $347        $601        $1,329
--------------------------------------------------------------------------------

 HOW WE MANAGE THE FUND


OUR PRINCIPAL INVESTMENT STRATEGIES

                  Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund's objective.

                  We analyze economic and market conditions, seeking to identify the market sector or securities that we think make the best investments.

                  The Fund attempts to achieve its objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities: (a) equity securities, (b) debt securities with maturities of more than one year and (c) money market instruments (debt securities with maturities of less than one year). Allocation of the Fund's assets among these types of securities will be determined by the Adviser and will be based primarily on data derived from proprietary computer models for the stock and bond markets which the Adviser has developed and other factors which the Adviser deems appropriate. There are no limits on the percentage of the Fund's assets that can be invested in equity, debt or money market securities. When the asset allocation model indicates a preference for equity securities, the percentage of the Fund's total assets invested in equity securities will be increased. Similarly, if the expected total return from equity securities is poor, then a greater percentage of the Fund's assets will be invested in debt or money market securities.

                  INVESTMENT IN EQUITY SECURITIES. In selecting securities for purchase or sale, the Adviser relies on the Value Line Timeliness (Trade Mark) Ranking System or the Value Line Performance (Trade Mark) Ranking System. The Value Line Timeliness Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.

                  The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 of the most actively traded stocks in U.S. markets, including stocks with large, mid and small market capitalizations. There are only a few stocks of foreign issuers that are included, and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months relative to all 1,700 stocks under review. The Rankings are updated weekly to reflect the most recent information.

                  The Value Line Performance Ranking System for common stocks was introduced in 1995. It is a variation of the Value Line Small-Capitalization Ranking System, which has been employed by the Adviser in managing private accounts since 1981, and in managing the Value Line Emerging Opportunities Fund, Inc. since 1993.

                  The Performance Ranking System evaluates the approximately 1,800 stocks in the Small and Mid-Cap Edition of The Value Line Investment Survey which consists of stocks with mostly smaller market capitalizations (under $1 billion) mid-cap stocks (between $1 billion and $5 billion in market capitalization) and only a few stocks of foreign issuers. This stock ranking system relies on factors similar to those found in the Value Line Timeliness Ranking System except that it does not utilize earnings estimates. The Performance Ranks use a scale of 1 (highest) to 5 (lowest) to compare the Adviser's estimate of the probable market performance of each stock during the coming six to twelve months relative to all 1,800 stocks under review.

                  Neither the Value Line Timeliness Ranking System nor the Value Line Performance Ranking System eliminates market risk, but the Adviser believes that they provide objective standards for determining expected relative performance for the next six to twelve months. The Fund will usually invest in common stocks ranked 1 or 2 but it may also invest in common stocks ranked 3. Although there are no set limitations on investments in the portfolio, U.S. securities ranked 1, 2 or 3 of any size will usually constitute a substantial portion of the Fund's portfolio. Reliance upon the rankings, whenever feasible, is a fundamental policy of the Fund which may not be changed without shareholder approval. The utilization of these Rankings is no assurance that the Fund will perform more favorably than the market in general over any particular period.

                  INVESTMENT IN DEBT SECURITIES. The debt securities in which the Fund invests are primarily investment grade debt securities issued by U.S.

                  corporations rated within one of the four highest categories of a nationally recognized statistical rating organization and in debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. In selecting debt securities, the Adviser evaluates the credit quality of the debt security and its value relative to comparable securities as well as its historic trading level.

                  INVESTMENT IN MONEY MARKET SECURITIES. The short-term instruments in which the Fund invests are primarily U.S. Government obligations and repurchase agreements.

                  TEMPORARY DEFENSIVE POSITION
                  From time to time in response to adverse market, economic, political or other conditions, the Fund may invest without limitation in cash or cash equivalents, debt securities, bonds, or preferred stocks for temporary defensive purposes. This could help the Fund avoid losses, but it may have the effect of reducing the Fund's capital appreciation or income or both. If this becomes necessary, the Fund may not achieve its investment objectives.

                  PORTFOLIO TURNOVER
                  The Fund engages in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. This strategy results in higher brokerage commissions and other expenses and may negatively affect the Fund's performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

                  o Because the Fund may invest certain of its assets in common stocks, the value of the stocks in its portfolio and the Fund's share price might decrease in response to the activities of an individual company or in response to general market or economic conditions.

                  o Debt securities represent the contractual obligation of an issuer to pay interest and to repay the principal upon maturity and are subject to interest rate and credit risks. Interest rate risk is the decline in debt securities that usually accompanies a rise in interest rates. Credit risk refers to the possibility that a debt security could have its credit downgraded or that the issuer will fail to pay the principal or interest when due.

                  o The Fund may invest in BBB rated debt securities which may have certain speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. The Fund may continue to hold a debt security if its rating drops.

                  o Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. This could have a negative effect on the Fund's performance.

                  o The Fund's use of the Value Line Ranking Systems involves the risk that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund's portfolio.

                  o Please see the Statement of Additional Information for a
                    further discussion of risks. Information on the Fund's recent holdings can be found in the Fund's current annual or semi-annual report.

 WHO MANAGES THE FUND

                  The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.

INVESTMENT ADVISER


                  Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser and manages the Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients resulting in combined assets under management of approximately $3 billion as of June 30, 2003.


                  The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.


MANAGEMENT FEES

                  For managing the Fund and its investments, the Adviser is paid a yearly fee of 0.65% of the Fund's average daily net assets.

PORTFOLIO MANAGEMENT

                  A committee of employees of the Adviser is jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

HOW TO BUY SHARES

                  o BY TELEPHONE
                    Once you have opened an account, you can buy additional shares by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.

                  o BY WIRE
                    If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.

                  o THROUGH A BROKER-DEALER
                    You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

                  o BY MAIL
                    Complete the Account Application and mail it with your check payable to NFDS, Agent, to Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed Account Application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler's checks, cashier's checks, bank drafts or third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.


                  o MINIMUM/ADDITIONAL INVESTMENTS
                    Once you have completed an Account Application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $100. The price you pay for shares will depend on when we receive your purchase order. The Fund reserves the right to reject any purchase order and to reduce or waive the minimum purchase requirements at any time.

                  o TIME OF PURCHASE
                    Your price for Fund shares is the Fund's net asset value per share (NAV), which is generally calculated as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. We reserve the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

                    Fund shares may be purchased through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.

                  o DISTRIBUTION PLAN
                    The Fund has adopted a plan of distribution under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund's average daily net assets with the proceeds used to finance the activities of Value Line Securities, Inc., the Fund's distributor. The plan provides that the distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the distributor under the plan are payable without regard to actual expenses incurred.

                  o NET ASSET VALUE
                    We determine the Fund's net asset value (NAV) as of the close of the New York Stock Exchange each day that exchange is open for business. We calculate NAV by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities for which market prices or quotations are readily available at their market value. We price securities for which market valuations are not readily available at their fair market value as determined under the direction of the Board of Directors. We price investments which have a maturity of less than 60 days at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

HOW TO SELL SHARES



                  o BY MAIL
                    You can redeem your shares (sell them back to the Fund at net asset value) by mail by writing to: Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

                    We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days from the day of purchase, before we send the proceeds to you.

                    If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

                  o THROUGH A BROKER-DEALER

                    You may sell your shares through a broker-dealer, who may charge a fee for this service.

                    The Fund has authorized certain brokers to accept purchase and redemption orders on behalf of the Fund. The Fund has also authorized these brokers to designate others to accept purchase and redemption orders on behalf of the Fund.

                    We treat any order to buy or sell shares that you place with one of these brokers, or anyone they have designated, as if you had placed it directly with the Fund. The shares that you buy or sell through brokers or anyone they have designated are priced at the next net asset value that is computed after they receive your order.

                    Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing, and Fidelity

                    Brokerage Services, Inc. You should consult with your broker to determine if it has been so authorized.

                  o BY EXCHANGE

                    You can exchange all or part of your investment in the Fund for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729. We reserve the right to reject any exchange order.

                    When you send us a properly completed request to sell or exchange shares, you will receive the net asset value that is next determined after we receive your request. For each account involved, you should provide the account name, number, name of fund and exchange or redemption amount. Call 1-800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

                    Exchanges among Value Line funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund during a calendar year.

                    ACCOUNT MINIMUM
                    If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

                    REDEMPTION IN KIND
                    The Fund reserves the right to make a redemption in kind--payment in portfolio securities rather than cash--if the amount being redeemed is large enough to affect Fund operations.

SPECIAL SERVICES

                    To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

                  o Valu-Matic (Registered Trademark) allows you to make regular monthly investments of $25 or more automatically from your checking account.

                  o Through our Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you for federal income tax purposes.

                  o You may buy shares in the Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.


DIVIDENDS, DISTRIBUTIONS AND TAXES


                    The Fund intends to pay dividends from its net investment income, if any, and to distribute any capital gains that it has realized annually. The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. We automatically reinvest all dividends and any capital gains, unless you instruct us otherwise in your application to purchase shares.

                    You will generally be taxed on distributions you receive, regardless of whether you reinvest them or receive them in cash. Dividends from short-term capital gains and net investment income will be taxable either as ordinary income or, if so designated by the Fund, as "qualified dividend income" taxable to individual shareholders at a maximum 15% tax rate. Dividends designated by the Fund as long-term capital gains distributions will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on distributions.

                    We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.

                    If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.


                    You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Your gain or loss will be long-term or short-term, generally depending upon how long you owned your shares. Investors should consider the tax consequences of buying shares of the Fund shortly before the record date of a distribution because such distribution will generally be taxable even though the net asset value of shares of the Fund will be reduced by the distribution.

                    Certain limitations may apply to limit your ability to currently deduct capital losses.

                    As with all mutual funds, the Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                    The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. We urge you to consult your tax adviser about your particular tax situation including federal, state, local and foreign tax considerations and possible withholding tax for non-U.S. shareholders.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                    The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-243-2729.


                    FINANCIAL HIGHLIGHTS




===========================================================================================================================
                                                                        YEARS ENDED MARCH 31,
---------------------------------------------------------------------------------------------------------------------------
                                                2003             2002              2001             2000             1999
---------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR          $17.41           $16.54            $20.88           $17.99           $16.32
---------------------------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income                          .02              .01               .23              .33              .03
  Net gains on securities (both
  realized and unrealized)                     (2.53)             .92             (3.84)            4.04             1.92
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations             (2.51)             .93             (3.61)            4.37             1.95
---------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net
  investment income                             (.01)            (.06)             (.32)            (.24)            (.02)
  Distributions from realized
  gains                                           --               --              (.41)           (1.24)            (.26)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                           (.01)            (.06)             (.73)           (1.48)            (.28)
---------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF YEAR                $14.89           $17.41            $16.54           $20.88           $17.99
---------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN                                (14.42)%           5.60%           (17.59)%          25.02%           12.16%
---------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
  (in thousands)                            $138,162         $216,207          $270,469         $311,715         $182,532
  Ratio of operating expenses to
  average net assets                            1.09%(2)         1.03%(2)          1.01%(2)         1.03%(2)         1.08%(1)
  Ratio of net investment income to
  average net assets                            0.09%              --%             1.21%            1.93%             .30%
  Portfolio turnover rate                         51%              62%              123%              72%             129%
---------------------------------------------------------------------------------------------------------------------------

(1) Before offset of custody credits.
(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses net of custody credits would have been unchanged for the years ended March 31, 2003, 2002 and 2001, and 1.02% for the year ended March 31, 2000.

FOR MORE INFORMATION


                  Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated August 1, 2003, which we have filed electronically with the Securities and Exchange Commission
                  (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus from our Internet site at http://www.vlfunds.com.

                  Reports and other information about the Fund are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-Mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-942-8090.


  INVESTMENT ADVISER                       SERVICE AGENT
  Value Line, Inc.                         State Street Bank and Trust Company
  220 East 42nd Street                     c/o NFDS
  New York, NY 10017-5891                  P.O. Box 219729
                                           Kansas City, MO 64121-9729

  CUSTODIAN                                DISTRIBUTOR
  State Street Bank and Trust Company      Value Line Securities, Inc.
  225 Franklin Street                      220 East 42nd Street
  Boston, MA 02110                         New York, NY 10017-5891

Value Line Securities, Inc.
220 East 42nd Street, New York, NY 10017-5891                  File no. 811-7702

                     VALUE LINE ASSET ALLOCATION FUND, INC.

              220 East 42nd Street, New York, New York 10017-5891
                                 1-800-243-2729

                                www.vlfunds.com

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 1, 2003

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Asset Allocation Fund, Inc. (the "Fund") dated August 1, 2003, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent accountants appearing in the Fund's 2003 Annual Report to Shareholders are incorporated by reference in this Statement. A copy of the Annual Report is available from the Fund upon request and without charge by calling 1-800-243-2729.


                                  ------------

                                TABLE OF CONTENTS




                                                                         PAGE
                                                                         -----
       Description of the Fund and Its Investments and Risks ..........   B-2
       Management of the Fund .........................................   B-9
       Investment Advisory and Other Services .........................   B-13
       Service and Distribution Plan ..................................   B-15
       Brokerage Allocation and Other Practices .......................   B-15
       Capital Stock ..................................................   B-16
       Purchase, Redemption and Pricing of Shares .....................   B-16
       Taxes ..........................................................   B-18
       Performance Data ...............................................   B-23
       Financial Statements ...........................................   B-24

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     HISTORY AND CLASSIFICATION. The Fund is an open-end, diversified, management investment company incorporated in Maryland in 1993. The Fund's investment adviser is Value Line, Inc. (the "Adviser").


     NON-PRINCIPAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS.


      o RESTRICTED SECURITIES. On occasion, the Fund may purchase securities which would have to be registered under the Securities Act of 1933 if they were to be publicly distributed. However, it will not do so if the value of such securities (other than securities eligible to be sold in a Rule 144A transaction) would exceed 5% of the market value of its net assets or if the value of such securities and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 15% of the market value of its net assets. It is management's policy to permit the occasional acquisition of such restricted securities only if (except in the case of short-term, non-convertible debt securities) there is an agreement by the issuer to register such securities, ordinarily at the issuer's expense, when requested to do so by the Fund. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund's investment objective without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act of 1933, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.


     In addition, the Fund may purchase certain securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

     The Adviser, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund's limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it.

     To the extent that the liquid Rule 144A securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Directors, will monitor the Fund's investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

      o STOCK INDEX FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may trade in stock index futures contracts and in options on such contracts. Such contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC").

     The Fund's futures and options on futures transactions must constitute bona fide hedging or other risk management purposes pursuant to regulations promulgated by the CFTC. In addition, the Fund may not engage in such activities generally if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options would exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. In instances involving entering into long futures or options contracts by the Fund, an amount equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian of cash and liquid securities to collateralize the position and thereby insure that the use of such futures contract is unleveraged. No more than 25% of the Fund's net assets may be deposited in such segregated account.

     There can be no assurance of the Fund's successful use of stock index futures as a hedging device. Hedging transactions involve certain risks. One risk arises because of the imperfect correlation between movements in the price of the stock index future and movements in the price of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities included in the applicable stock index. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

     For example, should the Fund anticipate a decrease in the value of its portfolio securities, it could enter into futures contracts to sell stock indexes thereby partially hedging its portfolio against the anticipated losses. Losses in the portfolio, if realized, should be partially offset by gains on the futures contracts. Conversely, if the Fund anticipated purchasing additional portfolio securities in a rising market, it could enter into futures contracts to purchase stock indexes thereby locking in a price. The implementation of these strategies by the Fund should be less expensive and more efficient than buying and selling the individual securities at inopportune times.

     A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the contract is entered into. There can be no assurance of the Fund's successful use of stock index futures as a hedging device.

     The contractual obligation is satisfied by either a cash settlement or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by the Fund entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Fund is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a long futures contract is effected by the Fund entering into a short futures contract. If the offsetting short price exceeds the long price, the Fund realizes a gain, and if the offsetting short price is less than the long price, the Fund realizes a loss.

     No consideration will be paid or received by the Fund upon entering into a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market."

     The Fund may also purchase put and call options on stock index futures contracts on commodity exchanges or write covered options on such contracts. A call option gives the purchaser the right to buy, and the writer the obligation to sell, while a put option gives the purchaser the right to sell and the writer the obligation to buy. Unlike a stock index futures contract, which requires the parties to buy and sell the stock index on a set date, an option on a stock index futures contract entitles its holder to decide on or before a future date whether to enter into such a futures contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by the Fund does change and is reflected in the net asset value of the Fund. The writer of an option, however, must make margin payments on the underlying futures contract. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.

     Successful use of stock index futures by the Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. If the Adviser's judgment about the several directions of the market is wrong, the Fund's overall performance may be worse than if no such contracts had been entered into. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     Use of options on stock index futures entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless its investment adviser is satisfied with the development, depth and liquidity of the market and the investment adviser believes the options can be closed out.

     Options and futures contracts entered into by the Fund will be subject to special tax rules. These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions. However, the Fund anticipates that these investment activities will not prevent the Fund from qualifying as a regulated investment company.

      o REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement, to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

      o LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to broker-dealers or institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund (including the loan collateral). The loans will be made in conformity with applicable regulatory policies and will be 100% collateralized by cash or liquid securities on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Fund will retain the right to call, upon notice, the loaned securities and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by shareholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loan justifies the risk. The Fund may pay reasonable custodian and administrative fees in connection with the loans.

      o WHEN-ISSUED SECURITIES. The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the commitment to purchase a security on a when-issued basis is confirmed, the Fund will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will maintain cash or liquid securities equal in value to commitments for when-issued securities in a segregated account.

      o SHORT SALES. The Fund may from time to time make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for an equivalent amount of such securities. No more than 10% of the value of the Fund's net assets taken at market may at any one time be held as collateral for such sales.

      o OPTIONS ON SECURITIES. The Fund may purchase and write listed put and call options on equity and debt securities when deemed appropriate and consistent with the Fund's investment objective. The Fund will engage in option transactions to realize profits through the receipt of premiums, to protect unrealized gains or to avoid realizing losses and to hedge securities positions held by the Fund.

     The Fund will write call options only if they are secured. A call option is "secured" if the Fund owns the securities underlying the call, if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, or if the Fund establishes with its custodian at the time it writes the call, and maintains for the term of the option, a segregated account consisting of cash, U.S. Government Securities or other high-grade debt securities equal to the fluctuating market value of the optioned securities. The segregated account will be adjusted at least daily to reflect changes in the market value of the optioned securities.

     The Fund will write put options only if they are secured. A put option is "secured" if the Fund holds a put at the same exercise price, for the same exercise period and on the same underlying security as the put written, or if the Fund places cash, U.S. Government Securities or other high-grade debt securities with a value equal to the exercise price of the put in a segregated account with the Fund's custodian. The segregated account will be adjusted daily to reflect the current value of the put.

     The Fund may enter into "closing purchase transactions" or "closing sale transactions" to terminate its obligations with respect to an option prior to the expiration of the option. As the writer of an option, the Fund may effect a closing purchase transaction by buying an option of the same series and exercise price as the option previously written. As the purchaser of an option, the Fund may liquidate its position by selling the option previously purchased.

     The Fund may realize a profit or loss upon entering into a closing purchase or sale transaction. The Fund will realize a profit if the cost of a closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of a closing purchase transaction exceeds the premium received upon writing the original option. Whether the Fund realizes a profit or loss on a closing sale transaction will depend on whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

     The Fund will not (1) sell listed put or call options to the extent that, immediately after a sale, the aggregate value of the securities underlying the calls or obligations securing the puts would exceed 25% of the Fund's net assets or (2) purchase listed put or call options if, immediately after a purchase, the premiums paid for all the options owned at that time would exceed 10% of the Fund's net assets.

     FUND POLICIES.

          (i) The Fund may not issue senior securities or borrow money in excess of 10% of the value of its net assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt.

          (ii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

          (iii) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

          (iv) The Fund may not purchase securities of other investment companies except in mergers or other business combinations or invest in real estate, mortgages, illiquid securities of real estate investment trusts, real estate limited partnerships or interests in oil, gas or mineral leases, although the Fund may purchase securities of issuers which engage in real estate operations.

          (v) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days, over-the-counter options held by the Fund and the portion of the assets used to cover such options when taken together with other securities that are illiquid or restricted do not exceed 15% of the Fund's net assets. The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund.

          (vi) The Fund may not engage in arbitrage transactions, short sales except as set forth herein, purchases on margin or participate on a joint or joint and several basis in any trading account in securities except in connection with the purchase or sale of futures transactions and to deposit or pay initial or variation margin in connection with financial futures contracts or related options transactions.

          (vii) The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (viii) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with its predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (ix) The Fund may not purchase securities for the purpose of exercising control over another company.

          (x) The Fund may not invest in commodities or commodity contracts except that the Fund may invest in futures contracts and financial futures contracts and options on futures contracts and financial futures contracts.

          (xi) The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

          (xii) The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

          (xiii) The primary investment objective of the Fund is to achieve a high total investment return consistent with reasonable risk.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restriction (i). For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

     The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                             MANAGEMENT OF THE FUND


     The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds and oversees a total of 15 portfolios. Each Director serves until his or her successor is elected and qualified.




                                                                                                              OTHER
                                                    LENGTH                   PRINCIPAL                    DIRECTORSHIPS
                                                    OF TIME              OCCUPATION DURING                   HELD BY
NAME, ADDRESS AND AGE          POSITION             SERVED                THE PAST 5 YEARS                   DIRECTOR
----------------------------   ---------------   ------------   -----------------------------------   ---------------------
Interested Directors*
Jean Bernhard Buttner          Chairman of       Since 1993     Chairman, President and Chief         Value Line, Inc.
Age 68                         the Board of                     Executive Officer of Value Line,
                               Directors                        Inc. (the "Adviser") and Value
                               and President                    Line Publishing, Inc. Chairman
                                                                and President of each of the
                                                                14 Value Line Funds and Value
                                                                Line Securities, Inc. (the "Dis-
                                                                tributor").

Marion N. Ruth                 Director          Since 1993     Real Estate Executive; Presi-         Value Line, Inc.
5 Outrider Road                                                 dent, Ruth Realty (real estate
Rolling Hills, CA 90274                                         broker); Director of the Adviser
Age 68                                                          since 2000.

Non-Interested Directors

John W. Chandler               Director          Since 2000     Consultant, Academic Search           None
1611 Cold Spring Rd                                             Consultation Service, Inc.
Williamstown, MA 01267                                          Trustee Emeritus and Chair-
Age 79                                                          man (1993-1994) of the Board
                                                                of Trustees of Duke University;
                                                                President Emeritus, Williams
                                                                College.

Frances T. Newton              Director          Since 1993     Customer Support Analyst,             None
4921 Buckingham Drive                                           Duke Power Company.
Charlotte, NC 28209
Age 62

Francis Oakley                 Director          Since 1993     Professor of History, Williams        Berkshire Life
54 Scott Hill Road                                              College, 1961 to present.             Insurance Company.
Williamstown, MA 01267                                          President Emeritus since 1994
Age 71                                                          and President, 1985-1994;
                                                                Chairman (1993-1997) and In-
                                                                terim President (2002) of the
                                                                America Council of Learned
                                                                Societies; President of the
                                                                Board of Trustees of the Ster-
                                                                ling and Francene Clark Art
                                                                Institute since 1998.

David H. Porter                Director          Since 2000     Visiting Professor of Classics,       None
5 Birch Run Drive                                               Williams College, since 1999;
Saratoga Springs, NY 12866                                      President Emeritus, Skidmore
Age 67                                                          College since 1999 and Presi-
                                                                dent, 1987-1998.

Paul Craig Roberts             Director          Since 2000     Chairman, Institute for Political     A. Schulman Inc.
169 Pompano St.                                                 Economy.                              (plastics)
Panama City Beach, FL 32413
Age 64

                                                                                                      OTHER
                                                 LENGTH                  PRINCIPAL                DIRECTORSHIPS
                                                 OF TIME             OCCUPATION DURING               HELD BY
NAME, ADDRESS AND AGE     POSITION               SERVED               THE PAST 5 YEARS              DIRECTOR
-----------------------   -----------------   ------------   ---------------------------------   --------------
Nancy-Beth Sheerr         Director            Since 2000     Senior Financial Advisor, Haw-           None
1409 Beaumont Drive                                          thorne, since 2001. Chairman,
Gladwyne, PA 19035                                           Radcliffe College Board of
Age 54                                                       Trustees, 1990-1999.

Officers

Stephen E. Grant          Vice President      Since 1993     Portfolio Manager with the                --
Age 49                                                       Adviser.

Nancy L. Bendig           Vice President      Since 2001     Portfolio Manager with the Ad-            --
Age 47                                                       viser since 2003 and from 1993
                                                             to 1999; Portfolio Manager-
                                                             First Vice President, Avatar As-
                                                             sociates (investment manage-
                                                             ment), 1999-2003.

Jeffrey Geffen            Vice President      Since 2001     Portfolio Manager with the Ad-            --
Age 53                                                       viser since 2001; Vice Presi-
                                                             dent Investments, Morgan
                                                             Stanley Dean Witter Advisors,
                                                              1989-2001.

David T. Henigson         Vice President,     Since 1993     Director, Vice President and              --
Age 45                    Secretary and                      Compliance Officer of the Ad-
                          Treasurer                          viser. Director and Vice Presi-
                                                             dent of the Distributor. Vice
                                                             President, Secretary and Trea-
                                                             surer of each of the 14 Value
                                                             Line Funds.


------------

* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

     Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.


     The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund's independent auditors to review the range of their activities and to discuss the Fund's system of internal accounting controls. The Audit Committee also meets with the independent auditors in executive session. There were two meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Jean
B. Buttner and John W. Chandler (or one other non-interested Director if he is not available). The Valuation Committee did not meet during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a Nominating Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested directors. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meet during the last fiscal year.

     The following table sets forth information regarding compensation of Directors by the Fund and the fourteen other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended March 31, 2003. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.



                                                             TOTAL
                                                          COMPENSATION
                                                           FROM FUND
                                           AGGREGATE        AND FUND
                                         COMPENSATION       COMPLEX
  NAMES OF PERSONS                         FROM FUND       (15 FUNDS)
  ----------------                         ---------       ----------
  Jean B. Buttner                           $  -0-          $   -0-
  John W. Chandler                           3,000           45,000
  Frances T. Newton                          3,000           45,000
  Francis C. Oakley                          3,000           45,000
  David H. Porter                            3,000           45,000
  Paul Craig Roberts                         3,000           45,000
  Marion N. Ruth                               750           11,250
  Nancy-Beth Sheerr                          3,000           45,000



     The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Fund in all of the Value Line Funds as of December 31, 2002:


                                                        AGGREGATE DOLLAR
                                DOLLAR RANGE OF          RANGE OF EQUITY
                               EQUITY SECURITIES        SECURITIES IN ALL
  NAME OF DIRECTOR                IN THE FUND        OF THE VALUE LINE FUNDS
  ----------------                -----------        -----------------------
  Jean B. Buttner                Over $100,000          Over $100,000
  John W. Chandler               $1 -- $10,000          $10,001 -- $50,000
  Frances T. Newton              $1 -- $10,000          $10,001 -- $50,000
  Francis C. Oakley              $1 -- $10,000          $10,001 -- $50,000
  David H. Porter                $1 -- $10,000          $10,001 -- $50,000
  Paul Craig Roberts             $1 -- $10,000          Over $100,000
  Marion N. Ruth                 Over $100,000          Over $100,000
  Nancy-Beth Sheerr              $1 -- $10,000          $10,001 -- $50,000


     As of June 30, 2003, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding shares of the Fund other than the Adviser and affiliated companies which owned 1,462,010 shares of the Fund's capital stock or 16.1% of the outstanding shares, National Financial Services Co., 200 Liberty Street, New York, NY 10281, which owned 1,238,584 shares or 13.6%, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94101, which owned 1,143,462 shares or 12.6% and National City Bank, P.O. Box 5756, Cleveland, OH 44101, which owned 1,416,543 shares or 15.6%. In addition, First Union National Bank, as Trustee of the Value Line, Inc. Profit Sharing and Savings Plan, owned 132,228 shares or 1.5%. Officers and directors of the Fund owned 12,106 shares representing less than 1% of the outstanding shares.


     None of the non-interested Directors, and his or her immediate family members, own any shares in the Adviser, the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.

PROXY VOTING POLICIES

     As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies' annual or special meetings. The Board of Directors has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") pursuant to which the Adviser votes shares owned by the Fund. The Adviser always endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund's investment objectives. The general principles of the Proxy Voting Policies reflect the Adviser's basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are plainly in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies annually.

     Subject to the Board's oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the Adviser has delegated the implementation of the Fund's Proxy Voting Policies to Investor Responsibility Research Center ("IRRC"), a proxy voting service that is not affiliated with the Adviser or the Fund. In addition, IRRC will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. The Adviser generally anticipates that it will follow the recommendations of IRRC.

     The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.


ELECTION OF DIRECTORS, CORPORATE GOVERNANCE AND ROUTINE MATTERS

    o Generally, the Fund supports the company's nominees to serve as directors.

    o The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Adviser generally expects to support management on the following matters:

      o Increases in the number of authorized shares of or issuances of common stock or other equity securities;

      o Provisions of the corporate charter addressing indemnification of directors and officers;

      o Stock repurchase plans; and

      o The selection of independent accountants.

    o The types of matters on corporate governance that the Adviser would expect to vote against include:

      o The issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred;

      o The adoption of a classified board;

      o The adoption of poison pill plans or similar anti-takeover measures; and

      o The authorization of a class of shares not held by the Fund with superior voting rights.

COMPENSATION ARRANGEMENTS AND STOCK OPTION PLANS

     The Fund normally votes with management regarding compensation arrangements and the establishment of stock option plans. The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permit equity overhang that exceed certain levels or that allow for the repricing of outstanding options.

SOCIAL POLICY BASED PROPOSALS

     Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues that the Adviser believes are irrelevant to the goal of maximizing the return on funds under management.

     If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser's staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser's Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

     Every August, commencing in 2004, the Fund will file with the Securities and Exchange Commission information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission's website at http://www.sec/gov or at the Fund's website at http://vlfunds.com.

     Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at that address or phone number.


                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund's investment adviser is Value Line, Inc. (the "Adviser"). Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.


     The investment advisory agreement between the Fund and the Adviser, dated July 8, 1993, provides for an advisory fee at an annual rate of 0.65% of the Fund's average daily net assets during the year. During the fiscal years ended March 31, 2001, 2002 and 2003, the Fund paid or accrued to the Adviser advisory fees of $1,984,194, $1,591,876 and $1,126,251, respectively.

     The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal, audit and Fund accounting expenses and fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.


     In approving the investment advisory agreement, the Board of Directors, including the non-interested Directors, voting separately, considered the nature, quality and scope of the services provided by the Adviser, the performance of the Fund for the past 1, 3 and 5 years and since inception, the performance, fees and expenses of the Fund compared to funds with similar investment objectives, the Adviser's expenses in providing the services, the profitability of the Adviser and other factors. The non-interested Directors considered the foregoing in the light of the law applicable to the review of investment advisory agreements. Based upon its review, the Board of Directors, including all of the non-interested Directors voting separately, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its shareholders. In making such determination, the Board of Directors relied upon assistance of their legal counsel.

     The Adviser currently acts as investment adviser to 13 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management of approximately $3 billion.


     Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

     The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Code requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.

     The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The

Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.


     State Street Bank and Trust Company ("State Street") has been retained to provide certain bookkeeping and accounting services for the Fund. The Fund pays State Street $32,400 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. National Financial Data Services, Inc., a State Street affiliate, whose address is 330
W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Fund's independent auditors and also performs certain tax preparation services.


                         SERVICE AND DISTRIBUTION PLAN

     The Service and Distribution Plan (12b-1 Plan) is designed to finance the activities of Value Line Securities, Inc. (the "Distributor") in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of .25% of the Fund's average daily net assets. During the fiscal year ended March 31, 2003, the Fund paid fees of $433,173 to the Distributor under the Plan, the Distributor paid $308,844 to other broker-dealers and incurred $174,898 in advertising and other marketing expenses. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund's portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser's overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection.


     The Board of Directors has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid to Value Line Securities or any other "affiliated person" be "reasonable and fair" compared to the commissions paid to other brokers in connection with comparable transactions. The procedures require that the Adviser furnish reports quarterly to the Directors with respect to the payment of commissions to affiliated brokers and maintain records with respect thereto. The Board of Directors reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by the affiliates in connection therewith. During the fiscal years ended March 31, 2001, 2002 and 2003, the Fund paid brokerage commissions of $278,054, $312,455 and $283,599 respectively, of which $159,171 (57%), $127,894 (41%) and $42,577 (15%) respectively, was paid to Value Line Securities, Inc., the Fund's distributor and a subsidiary of the Adviser. Value Line Securities, Inc. clears transactions for the Fund through unaffiliated broker-dealers. During the fiscal years ended March 31, 2002 and 2003, the Fund paid $17,025 and $33,850, respectively, to the Distributor for reimbursement of trading services on behalf of the Fund. During the fiscal year ended March 31, 2003, $219,579 (77%) of the Fund's brokerage commissions were paid to brokers or dealers, including payments to Value Line Securities, Inc., solely for their services in obtaining the best prices and executions; the balance, or $64,020 (23%), went to brokers or dealers who provided information or services to the Adviser and, therefore, indirectly to the Fund and the other entities that it advises. The Fund is advised that the receipt of such information and services has not reduced in any determinable amount the overall expenses of the Adviser.

     PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate has exceeded 100% in two of the last five years. A rate of portfolio turnover of 100% occurs when all of the Fund's portfolio is replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. Portfolio turnover may also result in capital gain distributions that could increase a shareholder's income tax liability. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.

                                 CAPITAL STOCK

     Each share of the Fund's common stock, $.001 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Fund are purchased at the net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements.


AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

RETIREMENT PLANS: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.

REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

     The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

     It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.


CALCULATION OF NET ASSET VALUE: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if one of those days falls on a Saturday or Sunday, respectively. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. Securities listed on a securities exchange are valued at the closing sales price on the date as of which the net asset value is being determined. The Fund generally values equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors or persons acting at their direction may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

                                     TAXES
      (SEE "DIVIDENDS, DISTRIBUTIONS AND TAXES" IN THE FUND'S PROSPECTUS)

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an affective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, foreign country, or other taxing jurisdiction.

     FUND STATUS. The Fund has elected to be treated and qualified each year as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments from certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies (the "90% income test"); and (ii) hold as of the close of each quarter, (a) at least 50% of the value of its assets in certain investment assets, such as cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited as to any issuer to not more than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets in the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     FUND DISTRIBUTIONS. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and
(ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gains" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained.

The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, it generally would be treated as a corporation subject to U.S. federal income tax and would not be eligible for tax treatment as a conduit of income to its shareholders.

     The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains in excess of capital losses for the one-year period ended October 31 of such year, plus certain undistributed amounts from previous years. The Fund will satisfy the annual distribution requirement if it distributes the required amount on or before December 31 of such year or if the distribution is declared in October, November or December of such year with a record date within such period and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

     Unless shareholders elect otherwise, all distributions will be automatically reinvested in additional shares of the Fund. For U.S. federal income tax purposes, assuming the Fund has sufficient current or accumulated earnings and profits, such distributions will be taxable whether a shareholder takes them in cash or they are reinvested in shares of the Fund. In general, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund, as "qualified dividend income" taxable to individual shareholders at a maximum 15% tax rate, and dividends from net capital gain are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund.

     Dividend distributions to individual shareholders may qualify for the maximum 15% tax rate on dividends under the Jobs and Growth Tax Relief Reconciliation Act of 2003 enacted on May 28, 2003 to the extent that such dividends are attributable to "qualified dividend income", as that term is defined in Section 1(h)(11) of the Code, that is received by the Fund after December 31, 2002 from the Fund's investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met. Dividends distributed to shareholders attributable to investment company taxable income from the Fund's investments in options and futures or from repurchase agreements or lending of securities or any other investments that do not produce qualified dividend income will not qualify for such maximum 15% tax rate and instead will be taxable to individual shareholders at ordinary income tax rates. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% tax rate on long-term capital gains under such Act to the extent that such dividends relate to capital gains recognized by the Fund on or after May 6, 2003. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

     Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

     Dividends received by the Fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of "extraordinary dividends" received with respect to the shares and, to the extent reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability. It is expected that a substantial portion of the dividends paid by the Fund will qualify for the dividends-received deduction for corporate shareholders of the Fund. Upon request, the Fund will inform shareholders of the amounts of the qualifying dividends.

     For federal income tax purposes, the Fund had a capital loss carryover at March 31, 2003 of $29,140,592 of which $3,878,796 will expire in 2009,
$19,455,162 will expire in 2010 and $5,806,634 will expire in 2011. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

     Investors purchasing Fund shares prior to a distribution should be aware of the tax consequences of purchasing such Fund shares. The purchase price paid for such shares may reflect the amount of the forthcoming distribution. Although distributions from the Fund shortly after the purchase of Fund shares may be viewed in substance as a return of capital, nevertheless, to the extent such a distribution is attributable to income of the Fund, it will be taxable to the shareholder.

     REDEMPTION, SALE OR EXCHANGE OF FUND SHARES. Upon a redemption, exchange, or sale of shares of the Fund, a shareholder may realize a capital gain or loss for federal income tax purposes. The tax consequences of a sale, exchange, or redemption depend on several factors, including the shareholder's adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized on a redemption, exchange or sale of Fund shares will be disallowed to the extent the Fund shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Fund shares. In such a case, the basis of the Fund shares acquired will be increased to reflect the disallowed loss. If a shareholder held Fund shares for six months or less, any loss realized on the sale of such Fund shares during such six-month period would be a long-term loss to the extent of any distribution of net long-term capital gains with respect to such shares. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carrybacks or carryovers of excess losses.

     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss on the disposition of Fund shares in the amount of $2 million or more in the case of an individual shareholder, or $10 million or more in the case of a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, holders of shares in regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or nor the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     FUND INVESTMENTS. Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to the Fund's investments in stock or securities (or in options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

     If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

     Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Certain options, futures, and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts, and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

     The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

     If the Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

     REPORTING AND BACKUP WITHHOLDING. The Fund will be required to report to the Internal Revenue Service ("IRS") all dividends, distributions of capital gains and redemption proceeds from Fund shares, except in the case of certain exempt shareholders. The Fund will be subject to a 28% "backup withholding" requirement on all taxable dividends, distributions of capital gains and redemption proceeds payable to shareholders who fail to provide the Fund with their correct social security or other taxpayer identification number or to make certain certifications. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax. If the backup withholding provisions are applicable to a shareholder, distributions and gross proceeds payable to such shareholder will be reduced by the amounts required to be withheld, regardless of whether such distributions are paid or reinvested.

                                PERFORMANCE DATA

     From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.

     The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:
                                 P(1+T)^n = ERV

Where: P    = a hypothetical initial purchase order of $1,000
       T    = average annual total return
       n    = number of years
       ERV = ending redeemable value of the hypothetical $1,000 purchase at the end of the period.

     The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

     Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

     Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

        P (1+T)^n = ATV(D)

   Where:   P = a hypothetical initial investment of $1,000
            T = average annual total return (after taxes on distributions) n = number of years

       ATV(D) = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

     Average Annual Total Return (After Taxes on Distributions and Redemption) will be computed as follows:


        P (1+T)^n = ATV(DR)

   Where:   P = a hypothetical initial investment of $1,000
            T = average annual total return (after taxes on distributions and redemption)
            n = number of years
      ATV(DR) = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.


     For the one and five year periods ending March 31, 2003 and from August 24, 1993 (inception) to March 31, 2003, the Fund's average annual total returns were --14.42%, 0.87% and 10.86%, respectively; the Fund's average annual total returns (after taxes on distributions) were --14.44%, 0.06% and 8.58%, respectively; the Fund's average annual total returns (after taxes on distributions and sale of Fund shares) were --8.85%, 0.49% and 8.07%, respectively.


     The Fund's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc., Morningstar or Standard & Poor's Indices.

     From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                              FINANCIAL STATEMENTS


     The Fund's financial statements for the year ended March 31, 2003, including the financial highlights for each of the five fiscal years in the period ended March 31, 2003, appearing in the 2003 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent auditors, appearing therein, are incorporated by reference in this Statement of Additional Information.

                           PART C: OTHER INFORMATION

ITEM 23. EXHIBITS.

   (a)      Articles of Incorporation.*

   (b)      By-laws.*

   (c)      Instruments Defining Rights of Security Holders. Reference is made to Article Fifth of the
            Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 7, filed May 29,
            1999, and incorporated herein by reference.

   (d)      Investment Advisory Agreement.*

   (e)      Distribution Agreement.*

   (f)      Not applicable.

   (g)      Custodian Agreement and Amendment thereto.*

   (h)      Not applicable.

   (i)      Legal Opinion.*

   (j)      Not applicable.

   (k)      Not applicable.

   (l)      Not applicable.

   (m)      Service and Distribution (12b-1) Plan.*

   (p)      Code of Ethics.**

------------
   *        Filed as an exhibit to Post-Effective Amendment No. 7, filed May 29, 1999, and incorporated herein by reference.
  **        Filed as an exhibit to Post-Effective Amendment No. 8, filed July 28, 2000, and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None


ITEM 25. INDEMNIFICATION.

     Incorporated by reference to Article VIII of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 7, filed May 29, 1999.


ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                               POSITION WITH
          NAME                  THE ADVISER                        OTHER EMPLOYMENT
----------------------- --------------------------- ----------------------------------------------
Jean Bernhard Buttner   Chairman of the Board,      Chairman of the Board and Chief Executive
                        President and Chief         Officer of Arnold Bernhard & Co., Inc. and
                        Executive Officer           Chairman of the Value Line Funds and the
                                                    Distributor

Samuel Eisenstadt       Senior Vice President and                  ----------------
                        Director

David T. Henigson       Vice President, Treasurer   Vice President and a Director of Arnold Bern-
                        and Director                hard & Co., Inc. and the Distributor

Howard A. Brecher       Vice President, Secretary   Vice President, Secretary, Treasurer and a
                        and Director                Director of Arnold Bernhard & Co., Inc.

Stephen Anastasio       Chief Financial Officer                    ----------------

Harold Bernard, Jr.     Director                    Attorney-at-Law; Retired Administrative Law
                                                    Judge

Herbert Pardes, MD      Director                    President and CEO of New York-Presbyterian
                                                    Hospital

Marion N. Ruth          Director                    Real Estate Executive. President, Ruth Realty
                                                    (real estate broker). Director or Trustee of
                                                    each of the Value Line Funds


ITEM 27. PRINCIPAL UNDERWRITERS.


   (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.


   (b)


                                         (2)
                                    POSITION AND             (3)
              (1)                      OFFICES          POSITION AND
      NAME AND PRINCIPAL           WITH VALUE LINE      OFFICES WITH
       BUSINESS ADDRESS           SECURITIES, INC.       REGISTRANT
       ----------------           ----------------       ----------
  Jean Bernhard Buttner          Chairman of the      Chairman of the
                                 Board                Board and
                                                      President
  David T. Henigson              Vice President,      Vice President,
                                 Secretary,           Secretary and
                                 Treasurer and        Treasurer
                                 Director

  Stephen LaRosa                 Asst. Vice           Asst. Treasurer
                                 President

          The business address of each of the officers and directors is 220 East 42nd Street, New York NY 10017-5891.

   (c)    Not applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

      Value Line, Inc.
      220 East 42nd Street
      New York, NY 10017
      For records pursuant to:
      Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
      Rule 31a-1(f)

      State Street Bank and Trust Company
      c/o NFDS
      P.O. Box 219729
      Kansas City, MO 64141-9729
      For records pursuant to Rule 31a-1(b)(2)(iv)

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02110
      For all other records


ITEM 29. MANAGEMENT SERVICES.

     None.


ITEM 30. UNDERTAKINGS.

     None.

                               ----------------

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 11 to the registration statement on Form N-1A (the "Registration Statement") of our report dated May 14, 2003, relating to the financial statements and financial highlights which appear in the March 31, 2003 Annual Report to Shareholders of Value Line Asset Allocation Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights," "Investment Advisory and Other Services" and "Financial Statements" in such Registration Statement.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
July 23, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 23rd day of July, 2003.



                                       VALUE LINE ASSET ALLOCATION FUND, INC.


                                       By: /s/ DAVID T. HENIGSON
                                          -------------------------------------
                                          DAVID T. HENIGSON, VICE PRESIDENT




     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


         SIGNATURES                        TITLE                   DATE
         ----------                        -----                   ----

      *JEAN B. BUTTNER       Chairman and Director;           July 23, 2003
     (JEAN B. BUTTNER)         President; Principal
                               Executive Officer

     *JOHN W. CHANDLER       Director                         July 23, 2003
     (JOHN W. CHANDLER)

     *FRANCES T. NEWTON      Director                         July 23, 2003
     (FRANCES T. NEWTON)

     *FRANCIS C. OAKLEY      Director                         July 23, 2003
     (FRANCIS C. OAKLEY)

      *DAVID H. PORTER       Director                         July 23, 2003
      (DAVID H. PORTER)

     *PAUL CRAIG ROBERTS     Director                         July 23, 2003
     (PAUL CRAIG ROBERTS)

       *MARION N. RUTH       Director                         July 23, 2003
       (MARION N. RUTH)

      *NANCY-BETH SHEERR     Director                         July 23, 2003
     (NANCY-BETH SHEERR)

   /s/ DAVID T. HENIGSON     Treasurer; Principal Financial   July 23, 2003
   ----------------------      and Accounting Officer
      (DAVID T. HENIGSON)


*By /s/ DAVID T. HENIGSON
  -------------------------------------
  (DAVID T. HENIGSON, ATTORNEY-IN-FACT)